UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 3, 2005
Date of Report (Date of earliest event reported )

Kid Castle Educational Corporation

(Exact name of registrant as specified in its charter)

Florida	333-39629	59-2549529
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8th Floor, No. 98 Min Chuan Road
Hsien Tien, Taipei, Taiwan R.O.C.
(Address of Principal Executive Offices and Zip Code)

(011) 886-2-2218-5996
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.
Effective August 3, 2005, Pricewaterhouse Coopers, Taipei, Taiwan (“Pricewaterhouse Coopers”) resigned as our independent auditor. The audit reports of Pricewaterhouse Coopers on our consolidated financial statements for the two most recent fiscal years ended December 31, 2004 and December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles except a going concern opinion expressed in their audit report for the fiscal year ended December 31, 2004 regarding the company’s recurring loses from operations and net capital deficiency. Our audit committee approved the resignation of Pricewaterhouse Coopers.

During our two most recent fiscal years ended December 31, 2004 and December 31, 2003, and through the subsequent interim period ending March 31, 2005 there were no disagreements with the Pricewaterhouse Coopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report; nor has Pricewaterhouse Coopers ever presented a written report, or otherwise communicated in writing to the Registrant or is board of directors the existence of any “disagreement” or “reportable event” within the meaning of Item 304 of Regulation S-K except during their audit, Pricewaterhouse Coopers brought to our attention a number of significant deficiencies in our current internal controls and management systems (“Reportable Event”). Member of our audit committee has discussed this Reportable Event with Pricewaterhouse Coopers and the Company has authorized Pricewaterhouse Coopers to respond fully to the inquiries of the successor accountant concerning the subject matter of such Reportable Event. Although we have not resolved this Reportable Event to the satisfaction of Pricewaterhouse Coopers, we believe that such internal control deficiencies were compensated by our management’s close supervision. Nonetheless, we are in the process of remedying those internal control deficiencies in connection with the effort to comply with Sarbanes-Oxley Section 404 requirements.

On August 3, 2005, we engaged Robert G. Jeffrey, Wayne, New Jersey, as our principal accountant, to review our consolidated financial statements for the period ending June 30, 2005 and September 30, 2005 and audit our financial statements for the annual period ending December 31, 2005. During our two most recent fiscal years, and any subsequent interim period ending March 31, 2005, neither we (nor anyone on our behalf) consulted the newly engaged accountant regarding: (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written nor oral report was provided to us in which a conclusion reached by the new accountant was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” within the meaning of Item 304 of Regulation S-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kid Castle Educational Corporation

August 9, 2005
/s/ Kuo-An Wang
Kuo-An Wang
Chief Executive Officer